Exhibit 99.1

IMAX Announces $100 Million Increase to Current Share-Repurchase Program

NEW YORK, NY— June 12, 2025 – IMAX Corporation (NYSE: IMAX) today announced an increase of $100 million in the Company’s share repurchase program along with a one-year extension through June 30, 2027. This expansion brings the Company’s total share repurchase authorization to $500 million, of which approximately $250 million remains available.

The Company has repurchased a total of 15.1 million of its common shares (or approximately a 23% net reduction in shares outstanding) for an aggregate purchase price of $249.3 million pursuant to the current share-repurchase program since it commenced on July 1, 2017.

Repurchases under the Company’s share-repurchase program may be made either in the open market or through private transactions, including under Rule 10b5-1 plans, subject to market conditions and applicable legal requirements. IMAX has no obligation to repurchase shares, and the share-repurchase program may be suspended or discontinued by the Company at any time. In addition, the share-repurchase program does not include shares repurchased in connection with the administration of employee share-based compensation plans.

About IMAX Corporation

IMAX, an innovator in entertainment technology, combines proprietary software, architecture, and equipment to create experiences that take you beyond the edge of your seat to a world you've never imagined. Top filmmakers and studios are utilizing IMAX systems to connect with audiences in extraordinary ways, making IMAX's network among the most important and successful theatrical distribution platforms for major event films around the globe.

IMAX is headquartered in New York, Toronto, and Los Angeles, with additional offices in London, Dublin, Tokyo, and Shanghai. As of March 31, 2025, there were 1,810 IMAX systems (1,738 commercial multiplexes, 11 commercial destinations, 61 institutional) operating in 89 countries and territories. Shares of IMAX China Holding, Inc., a subsidiary of IMAX Corporation, trade on the Hong Kong Stock Exchange under the stock code “1970”.

IMAX®, IMAX® 3D, Experience It In IMAX®, The IMAX Experience®, DMR®, Filmed For IMAX®, IMAX LIVE™, and IMAX Enhanced® are trademarks and trade names of IMAX Corporation or its subsidiaries that are registered or otherwise protected under laws of various jurisdictions. For more information, visit www.imax.com. You may also connect with IMAX on Instagram (www.instagram.com/imax), Facebook (www.facebook.com/imax), LinkedIn (www.linkedin.com/company/imax), X (www.twitter.com/imax), and YouTube (www.youtube.com/imaxmovies).

Forward-Looking Statements

This press release contains forward looking statements that are based on IMAX management’s assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. These forward looking statements include, but are not limited to, statements regarding share repurchases pursuant to the share-repurchase program, business and technology strategies and measures to implement strategies, statements about the Company’s belief and expectations, competitive strengths, goals, market opportunity and penetration, including opportunities in and expected growth from international markets, expansion and growth of business, operations and technology, future capital expenditures (including the amount and nature thereof), the Company’s technological capabilities and the differentiation thereof, brand equity and brand awareness and the benefits thereof, industry prospects and consumer behavior, future industry developments, including expected releases and the timing and effects thereof, plans and references to the future success of the Company and expectations regarding the Company’s future operating, financial and technological results. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the expectations and predictions of the Company is subject to a number of risks and uncertainties, including, but not limited to, risks associated with investments and operations in foreign jurisdictions and any future international expansion, including those related to economic, political and regulatory policies of local governments and laws and policies of the United States, Canada, and China, including with respect to escalating and uncertain tariffs and other trade regulations, as well as economic and trade tensions, trade wars, and geopolitical conflicts and the effects thereof; risks related to the Company’s growth and operations in China; industry conditions in China affecting both the Company and its partners; risks related to the failure of the Company’s exhibitors being able to fulfill their contractual payment obligations; risks related to the Company’s failure to attract and retain its employee population; the performance of IMAX remastered films and other films released to the IMAX network; the signing of IMAX System agreements; conditions, changes and developments in the commercial exhibition industry; risks related to the Company’s inability to enter into new sales and lease agreements adversely affecting revenue; risks related to the Company’s operating results and cash flow increasing the volatility of the Company’s share price; risks related to currency fluctuations and foreign exchange controls; the potential impact of increased competition in the markets within which the Company operates, including competitive actions by other companies; the failure to respond to change and advancements in technology; risks relating to consolidation among commercial exhibitors and studios; risks related to brand extensions and new business initiatives; conditions in the in-home and out-of-home entertainment industries; the opportunities (or lack thereof) that may be presented to and pursued by the Company; risks related to cybersecurity and data privacy; risks related to the Company’s inability to protect its intellectual property and to avoid infringing, misappropriating, or violating the intellectual property rights of others; risks associated with the Company’s use of artificial intelligence (“AI”) and exploration of additional use cases of AI; risks related to climate change; risks related to weather conditions and natural disasters that may disrupt or harm the Company’s business; risks related to the Company’s indebtedness and compliance with its debt agreements; general economic, market or business conditions; risks related to sustained inflationary pressure;

risks related to political, economic and social instability; the failure to convert system backlog into revenue and cash flows; changes in laws or regulations; any statements of belief and any statements of assumptions underlying any of the foregoing; other factors and risks outlined in the Company’s periodic filings with the SEC or in Canada, SEDAR+; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this earnings release are qualified by these cautionary statements, and actual results or anticipated developments by the Company may not be realized, and even if substantially realized, may not have the expected consequences to, or effects on, the Company. These factors, other risks and uncertainties and financial details are discussed in the Company’s most recent Annual Report on Form 10-K, as supplemented by those discussed in the Company’s Quarterly Report on Form 10-Q. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:

Investors: IMAX Corporation, New York Jennifer Horsley 212-821-0154 hanthony@imax.com	Media: IMAX Corporation, New York Mark Jafar 212-821-0102 mjafar@imax.com

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